Exhibit 10.2.6

February 14, 2023

Mr. Mark Pearson
President and Chief Executive Officer
Equitable Holdings, Inc.
Chief Executive Officer
Equitable Financial Life Insurance Company
1290 Avenue of the Americas, 16th floor
New York, New York 10104

Dear Mr. Pearson:

This letter confirms our understanding regarding the amendment of your employment agreement dated March 9, 2011 (the “Agreement”). Please confirm your acceptance of the terms of this letter by signing below.

Effective as of the date of your signature below, the Agreement is hereby amended as follows:

1 – The following wording is deleted from Section 2: “or until the close of the last day of the calendar month in which the Executive attains age 65, whichever comes first”.

2 – Section 7(d) is deleted in its entirety.

3 – Section 8(d) is deleted it its entirety.

By signing below, you indicate your acceptance of, consent to, and agreement with, this amendment.

Sincerely,
/s/ Jeff Hurd _
Jeff Hurd
Chief Operating Officer
Equitable Holdings, Inc.
Equitable Financial Life Insurance Company

ACCEPTED AND AGREED TO:
/s/ Mark Pearson _
Mark Pearson
February 14, 2023 _
Date